UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2020

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMPH	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Explanatory Note

This Amendment No. 1 on Form 8-K/A is an amendment to the Current Report on Form 8-K, or the Form 8-K, of KemPharm, Inc., a Delaware corporation, or KemPharm, filed with the Securities and Exchange Commission on June 18, 2020. This Amendment No. 1 is being furnished for the sole purpose of including as an exhibit a corrected version of a press release as described in further detail in Item 7.01 below.

Item 7.01          Regulation FD Disclosure.

On June 18, 2020, KemPharm issued a press release announcing that Travis C. Mickle, Ph.D., President and CEO of KemPharm, issued a letter to shareholders in connection with KemPharm's 2020 Annual Meeting of Stockholders to be held on June 19, 2020. The letter provided an update on recent events and outlook for 2020 and 2021. KemPharm is furnishing this amendment on Form 8-K/A to the Form 8-K to correct certain typographical errors contained in the original press release.

Specifically, the second sentence of the first paragraph following the heading “Financial Position and Listing Status” should read as follows: “We expect this trend to continue through 2021 as we continue to work with our partners to advance the development of our various product candidates and, if approved, to support the commercial launch of KP415 potentially during the second half of 2021.” In addition, the third sentence of the same paragraph should read as follows: “The combination of continuing services revenue, an improved expense base, completing the first phase of restructuring our debt obligations, and the $5 million regulatory milestone earned under the KP415/KP484 License Agreement as a result of the FDA’s acceptance of the KP415 NDA, has extended our cash runway past the potential March 2, 2021 PDUFA date for the KP415 NDA and up to the debt maturity date of March 31, 2021.”

A copy of the corrected press release is furnished as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A.

The information contained in this Item 7.01, and the press release furnished as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release titled “KemPharm Issues Letter to Shareholders” dated June 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: June 18, 2020	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer